UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: May 2, 2013
(Date of earliest event reported)

KODIAK OIL & GAS CORP.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-32920

Yukon Territory	N/A
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1625 Broadway, Suite 250
Denver, Colorado 80202
(Address of principal executive offices, including zip code)

(303) 592-8075
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

During the first quarter of 2013, Kodiak Oil & Gas Corp. (the “Company”) adopted a form of restricted stock agreement (“Form of Stock Agreement”) for use with respect to grants of performance-based awards under the Company's 2007 Stock Incentive Plan, as amended. The Form of Stock Agreement was identified as an exhibit in the exhibit index to the Company's Form 10-Q for the quarterly period ended March 31, 2013 filed on May 2, 2013, but was inadvertently omitted from said filing. Accordingly, the Form of Stock Agreement is being filed herewith as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

10.1	Form of Restricted Stock agreement for 2007 Stock Incentive Plan (for use with respect to performance-based awards)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KODIAK OIL & GAS CORP.

	By:	/s/ James P. Henderson
James P. Henderson
Date: May 3, 2013		Chief Financial Officer